UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

Certara, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39799	82-2180925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Radnor Corporate Center
Suite 350
Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

(415) 237-8772

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2024, the Board of Directors of Certara, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s existing Amended and Restated Bylaws (the “Prior Bylaws” and, as amended and restated, the “A&R Bylaws”), which became effective on July 17, 2024. The purpose of the A&R Bylaws was to remove inoperative provisions related to the Company’s former majority stockholder from the Prior Bylaws and to make other immaterial changes.

As previously disclosed in the Company’s Current Report on Form 8-K, filed on May 23, 2024, the Company’s stockholders approved an amendment and restatement of its Amended and Restated Certification (the “Prior Certificate of Incorporation”) to make similar changes (as amended and restated, the “A&R Certificate of Incorporation”). A description of the A&R Certificate of Incorporation was contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 10, 2024 (the “2024 Proxy Statement”), and the full text of the A&R Certificate marked to show changes from the Prior Certificate of Incorporation was set forth in Appendix A to the 2024 Proxy Statement.

The foregoing description of the A&R Certificate of Incorporation and A&R Bylaws do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the A&R Certificate of Incorporation and the A&R Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference. In addition, the full text of the A&R Bylaws marked to show changes from the Prior Bylaws is filed as Exhibit 3.3 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Certara, Inc.

3.2	Amended and Restated Bylaws of Certara, Inc.

3.3	Amended and Restated Bylaws of Certara, Inc. (marked to show changes from the prior version)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 19, 2024	CERTARA, INC.
(Registrant)

		By:	/s/ Daniel Corcoran
Daniel Corcoran
Senior Vice President and General Counsel